Exhibit 10.28

As of September 3, 2020, the Company had the following stock transactions with Robert Clark, CEO, of Kona Gold Solutions, Inc.:

The Company issued 30,000,000 shares of common stock on October 28, 2015 to Robert Clark pursuant to an Employment Agreement, dated August 12, 2015 (the “Clark Employment Agreement”), with Robert Clark and the Company. At the date of issuance, the per-share fair market value of the shares was $0.015 based on the closing price of common stock as reported by the OTCM on the date of issuance. Pursuant to the Clark Employment Agreement, the Company issued an additional 40,000,000 shares of common stock on March 2, 2016. At the date of issuance, the per-share fair market value of the shares was $0.0250 based on the closing price of common stock as reported by the OTCM on the date of issuance. Pursuant to the Clark Employment Agreement, the Company issued an additional 50,000,000 shares of common stock on May 16, 2016. At the date of issuance, the per-share fair market value of the shares was $0.0036 based on the closing price of common stock as reported by the OTCM on the date of issuance. The Company issued the shares of common stock in reliance on the exemption from registration pursuant to Section 4(a)(2) of the Securities Act (in that the issuance of shares of common stock did not involve any public offering). The Company accrued 80,000,000 shares of common stock on December 31, 2016 that were not issued. At the date of accrual, the per-share fair market value of the shares was $0.0025 based on the closing price of common stock as reported by the OTCM on the date of issuance. On April 19, 2018, 40,000,000 shares were cancelled and returned to the Company for accrual by Mr. Clark. On July 31, 2019, an additional 50,000,000 shares were cancelled and returned to us for accrual. On July 14th, 140 shares of common stock accrued by the Company was issued to Mr. Clark. At the date of accrual, the per-share fair market value of the shares was $0.0312 based on the closing price of common stock as reported by the OTCM on the date of issuance. These shares were immediately converted to 140 shares of the Company’s Series C Preferred Stock.

On December 6, 2017, the Company issued 2,700,000 shares of Series A Preferred Stock to Robert Clark pursuant to the Clark Employment Agreement. These shares had a fair market value of $0.01 per share at the date of issuance. The Company issued the shares of Series A Preferred Stock in reliance on the exemption from registration pursuant to Section 4(a)(2) of the Securities Act (in that the issuance of shares of Series A Preferred Stock did not involve any public offering). On July 10, 2020, at the request of Mr. Clark, the Company converted these shares to 2,700,000 shares of common stock. The Company issued the shares of common stock in reliance on the exemption from registration pursuant to Section 4(a)(2) of the Securities Act (in that the issuance of shares of common stock did not involve any public offering).

On December 29, 2017, the Company issued 650,000 shares of our Series B Preferred Stock to Robert Clark pursuant to the Clark Employment Agreement. These shares had a fair market value of $0.06 at the date of issuance. The Company issued the shares of Series B Preferred Stock in reliance on the exemption from registration pursuant to Section 4(a)(2) of the Securities Act (in that the issuance of shares of Series B Preferred Stock did not involve any public offering). On April 30, 2019, these shares were cancelled and returned to the Company for accrual by Mr. Clark.

On July 14th, the Company converted 140 shares of the Mr. Clarks common stock to 140 shares of the Company’s Series C Preferred Stock to Robert Clark. At the date of accrual, the per-share fair market value of the shares of the Company’s common stock was $0.0312 based on the closing price of common stock as reported by the OTCM on the date of issuance.

The Company issued 500,000 restricted shares of Series D Preferred Stock to Robert Clark on January 24, 2018, as consideration for services rendered in fiscal 2017, which shares, at the date of issuance, had a fair market value of $0.0158 per share based on the closing price of common stock as reported by the OTCM on the date of issuance. The Company issued the shares in reliance on the exemption from registration pursuant to Section 4(a)(2) of the Securities Act (in that the shares of Series D Preferred Stock were issued by us in a transaction not involving any public offering).

Name: Robert Clark, CEO
	Date	Common Stock	PS A	PS B	PS C	PS D
Available as of 9/3/20		200,000,000	2,700,000	650,000	140	500,000

Original Issued	10/29/2015	30,000,000

Issued	3/2/2016	40,000,000

Issued	5/16/2016	50,000,000

Total Shares 12/31/16		120,000,000	-	-	-	-

Total Shares not Issued 12/31/16, Accrued Compensation		80,000,000	-	-	-	-

Issued	12/29/2017		2,700,000

Issued	12/6/2017			650,000

Total Shares 12/31/17		120,000,000	2,700,000	650,000	-	-

Total Shares not Issued 12/31/17, Accrued Compensation		80,000,000	-	-	-	-

Returned and Accrued	4/9/2018	(40,000,000)

Issued	1/24/2018					500,000

Total Shares	12/31/18	80,000,000	2,700,000	650,000	-	500,000

Total Shares Deferred Com	12/31/18		120,000,000	-	-	-

Returned and Accrued	7/31/2019	(50,000,000)

Returned and Accrued	4/30/2019			(650,000)

Total Shares	12/31/19	30,000,000	2,700,000	-	-	500,000

Total Shares Accrued	12/31/19	170,000,000	-	650,000	-	-

Converted to Common	7/10/2020		(2,700,000)
Issued from deferred	7/14/2020	140
Converted to Series C	7/14/2020	(140)			140
Total Shares as 9/3/20		29,999,860	-	-	140	500,000
Total Shares Accrued			-
9/3/20		169,999,860	-	650,000	-	-
Sold on Open Market	various	12,900,000
Total Shares Issued at
9/3/20		17,100,000

As of September 3, 2020, the Company has accrued stock in the amount of 169,999,860 shares of the Company’s common stock, and 650,000 shares of the Company’s Series B preferred stock. These shares are issuable to Mr. Clark at his request within five (5) years of the date of being accrued and/or at the time of his departure as CEO of Kona Gold Solutions, Inc., whichever comes first. No board of directors or CEO approval is required for issuance, and no formal agreement has been signed for Mr. Clark’s accrued stock.

X /s/ Robert Clark

Robert Clark CEO